                                                                  EXHIBIT 99.5

                                                        ----------------------
IMMEDIATE VARIABLE ANNUITY APPLICATION                      Confirmation No:
GENWORTH LIFE AND ANNUITY INSURANCE COMPANY
                                                        ----------------------

For use with RetireReady(SM) Variable Income Provider

/ / Individual / / Partnership / / *Corporation
/ / *Custodial (*Corporate resolution required)
/ / Trust (Certification of Trustee Powers required)

If Owner is not a U.S. citizen, indicate citizenship and residence in
Section 12 - Additional Information/Special Requests.


A. OWNER (First M.I. Last)     / / Male   / / Female             Telephone no.
                                                                    -   -
----------------------------------------------------------       --- --- ----
Mailing Address                                 Birth/Trust Date (mm-dd-yyyy)

----------------------------------------------------------       --- --- ----
City     State     Country      Zip code               Social Security no./TIN

----     -----     -------      --------               ----------------------
B. JOINT OWNER (First M.I. Last)    / / Male   / / Female   / / Spouse   / / Non-Spouse   Telephone no.
                                                                                              -   -
----------------------------------------------------------------------------------------   --- --- ----
Mailing Address                                                 Birth Date (mm-dd-yyyy)
                                                                    -      -
------------------------------------------------------------    ---- ------ -----------
City                               State  Country   Zip code        Social Security no.

---------------------------------------- -------- ----------    -----------------------

2. ANNUITANT NAME(S)

Annuitant is the person on whose life expectancy any life contingent Income Payments are based. Proof of birthdate is required for each Annuitant.

A. ANNUITANT (First M.I. Last) or Same as Owner? / /   / / Male  / / Female   Relationship to Owner  / / Spouse  / /  Non-Spouse

--------------------------------------------------------------------------------------------------------------------------------
Birth Date (mm-dd-yyyy)                 Social Security no.
        -      -
-------- ------ -------                 -----------------------------
B. JOINT ANNUITANT (Optional) (First M.I. Last) or Same as Joint Owner / /
/ / Male   / / Female   Relationship to Owner  / / Spouse  / / Non-Spouse
-----------------------------------------------------------------------------
Birth Date (mm-dd-yyyy)              Social Security no.
       -      -
------- ------ -------               ---------------------------------

C.If two Annuitants are named, Income Payments will continue on death of the first Annuitant as selected below:

/ / Payments will not reduce
/ / Payments will reduce to ___% at the death of Annuitant only
/ / Payments will reduce to ___% at the death of either Annuitant

3. PAYEE NAME(S)

Must be same as Owner for IRA contracts. Custodial documentation required for minors. Irrevocable payee designations may be made in Section 12.

Additional Information/Special Requests.

A. PAYEE (First M.I. Last)   Same as Owner / /  Same as Annuitant / /

------------------------------------------------------------------------------------
Birth/Trust Date (mm-dd-yyyy)     Social Security no./TIN     Telephone no.
   -   -                                                         -   -
--- --- -----                     -----------------------     --- --- ----

B. PAYEE (Optional) (First M.I. Last)  Same as Joint Owner / /   Same as Joint Annuitant / /

------------------------------------------------------------------------------------
Birth/Trust Date (mm-dd-yyyy)     Social Security no./TIN     Telephone no.
   -   -                                                         -   -
--- --- -----                     -----------------------     --- --- ----

C. PAYEE(S) ADDRESS or Same as Owner / /

------------------------------------------------------------------------------------
City                              State                     Zip code

-------------------------------   -----                     ------------------------



4. BENEFICIARY (NAME OR NAME OF TRUST)

Income Payment designations must total 100% for all Beneficiaries, and 100% for all Contingent Beneficiaries. Additional
Beneficiaries and any irrevocable Beneficiary designations can be specified in Section 12-Additional Information/Special
Requests. If you wish to name more than three Beneficiaries, consider naming your estate.

A. NAME (First M.I. Last)  / / Male   / / Female   / / Entity     Relationship to Owner

-------------------------------------------------------------     ---------------------

Birth/Trust Date (mm-dd-yyyy)     Social Security no./TIN          % of Death Benefit

---------------------------------------------------------------------------------------



B. NAME (First M.I. Last)  / / Male   / / Female   / / Entity     Relationship to Owner

-------------------------------------------------------------     ---------------------

Birth/Trust Date (mm-dd-yyyy)     Social Security no./TIN          % of Death Benefit

---------------------------------------------------------------------------------------
/ / Benefciary
/ / Contingent Benefciary

C. NAME (First M.I. Last)  / / Male   / / Female   / / Entity     Relationship to Owner

-------------------------------------------------------------     ---------------------

Birth/Trust Date (mm-dd-yyyy)     Social Security no./TIN          % of Death Benefit

---------------------------------------------------------------------------------------
/ / Benefciary
/ / Contingent Benefciary


5. PREMIUM AND PLAN INFORMATION - MAKE CHECKS PAYABLE TO GENWORTH LIFE & ANNUITY

WE WILL ACCEPT ADDITIONAL PREMIUM PAYMENTS UNTIL THE EARLIER OF THE INCOME START DATE OR 180 CALENDAR DAYS AFTER THE CONTRACT
DATE.

TOTAL AMOUNT                                      AND/OR ESTIMATED PREMIUM FROM
SUBMITTED WITH APPLICATION: $______________       1035 EXCHANGE(S) OR TRANSFER(S) $__________
/ / Check if premium is coming from               (attach Transfer Authorization form)
    multiple sources

CONTRACT TYPE: Please select one contract type and the appropriate source of premium. (For example: IRA, Direct Rollover from
401(k))

/ / NON-QUALIFIED  / / Cash with Application  / / 1035 Exchange  / / Money Market Account / Certificate of Deposit / Mutual Fund

/ / Qualified


Contract Type             SEP  Roth           Profit   Custodial
(Select One)         IRA  IRA  IRA   Pension  Sharing     IRA
-------------------  ---  ---  ----  -------  -------  ---------
Source of Premium:    X         X                                 Transfer By / / Owner  / / Owner's Beneficiary
                      X         X                                 Customer Rollover
                      X                                           Direct Rollover From / / 401(a) / / Gov't 457 Plan / / 401(k)
                                                                  / / TSA/403(b) / / Other
                      X         X                                 Conversion/Reconversion
                           X            X       X                 Benefit Amount $
                      X    X    X       X       X          X      Other


6. INCOME PAYMENT PLAN

The Income Start Date, payment frequency, the Annuitant(s), and the Period Certain (if applicable) may not be changed after the Contract Date.

A. SELECT ONE OF THE FOLLOWING INCOME PAYMENTS. Not all payment types are available in all states.

  / / A. LIFETIME ONLY
  / / B. LIFETIME WITH PERIOD CERTAIN ___YEARS ___MONTHS (from 5 to 50 years*) / / C. INSTALLMENT REFUND

* Genworth Life & Annuity approval is required when the Period Certain plus any Annuitant's age exceeds 100 on non-qualified contracts. A guarantee past life expectancy cannot be provided on IRA or other Qualified contracts. For Roth IRA contracts, a guarantee past the Beneficiary's life expectancy should ordinarily not be selected. Life expectancy is based upon applicable IRS tables.

B. COMMUTATION FEATURE:

  / / BY CHECKING THIS CIRCLE, I WANT TO ELECT THE COMMUTATION FEATURE.
      COMMUTATION MAY NOT BE AVAILABLE IN ALL STATES AND WITH ALL PAYMENT TYPES. PLEASE NOTE THAT YOU WILL NOT BE ABLE TO ADD THIS FEATURE AFTER THE CONTRACT HAS BEEN ISSUED.

7. INCOME PAYMENTS (PAYMENTS WILL BE MADE IN U.S. DOLLARS.)

Income Start Date (mm-dd-yyyy) (Maximum deferral period of 12 months from Contract Date). _________________

If not indicated, the Income Start Date will be 30 days from the Contract Date.

PAYMENT FREQUENCY: / / Monthly (default) / / Quarterly / / Semi-Annually
                   / / Annually

PAYMENT METHOD: / / Electronic Funds Transfer (Complete Section 10)
                / / Check (default)

8. PAYOUT OPTIONS


                   VARIABLE INCOME                      FIXED INCOME
-------------------------------------------------------------------------------
Select ONE         ASSUMED INTEREST RATE (AIR)          General Account
Assumed Interest
Rate and ONE
Payout option
-------------------------------------------------------------------------------
PAYOUT OPTIONS     3%     4%(default) 5%     6%
--------------------------------------------------
/ / Variable                                       _______% Allocated to Fixed
Payment (complete                                  Income payment (Limited to
Section 14)                                        80% of Net Premium Use
                                                   whole percentages only)
-------------------------------------------------------------------------------
/ / Levelized
Payment(complete
Section 14)
-------------------------------------------------------------------------------
/ / Levelized      N/A                N/A    N/A   Fixed Income Cost of Living
Payment with Floor                                 Adjustment (COLA)
(complete Section                                  / / 1%, / / 2%, / / 3%, / / 4%
9 parts A and B)
-------------------------------------------------------------------------------


9. GUARANTEED PAYMENT FLOOR OPTIONS

The Guaranteed Payment Floor Rider applies only to the portion of your Income Payment resulting from investment in the Subaccounts.

A. Select one:

  / / Level floor equal to 50% of the estimated initial payment
  / / Level floor equal to 75% of the estimated initial payment
  / / 2 year step-up floor equal to 75% of the estimated initial levelized payment or later payments

B. Addition of a floor requires you to choose only ONE of the two options of the following Investment Strategies. Use whole percentages only. DO NOT COMPLETE SECTION 14. COMPLETION OF SECTION 15 REQUIRED.


/ / OPTION 1: Select one or more Designated Subaccounts Allocations. Use whole percentages:

_______% Federated Capital Income Fund II
_______% Fidelity VIP Balanced Portfolio- Svc Cl 2
_______% Franklin Income Securities Fund- Class 2 Shrs
_______% GE Investments Funds Inc- Total Return Fund Class 3 Shrs
_______% Janus Aspen Series Balanced Portfolio- Svc Shrs
_______% Legg Mason Partners Variable Total Return Portfolio- Cl II
_______% Lord Abbett Series- America's Value Portfolio- VC Shares
_______% MFS(R) Total Return Series- Svc Class Shares
_______% Oppenheimer Balanced Fund/VA Svc Shrs
_______% Van Kampen UIT Equity & Income Portfolio Class II
         100% TOTAL

/ / OPTION 2: Asset Allocation Model. No more than 30 Subaccounts can be selected.

                                  AGGRESSIVE
_______% AllianceBernstein Small Cap Growth Portfolio- Class B
_______% AllianceBernstein Large Cap Growth Portfolio- Class B
_______% BlackRock Mercury Value Opportunities V.I. Fund- Class III Shrs
_______% Federated Kaufmann Fund II - Svc Shrs
_______% Fidelity VIP Dynamic Capital Apprec Portfolio Svc2
_______% Fidelity VIP Value Strategies Portfolio- Svc Cl 2
_______% GE Investments Funds, Inc- Small-Cap Equity Fund
_______% Janus Aspen Series Forty Portfolio Svc Shrs
_______% Legg Mason Partners Variable Aggresive Growth Fund- Cl II
_______% Lord Abbett Series Growth Opportunities Portfolio- VC Shares
_______% Oppenheimer Main Street Small Cap Fund/VA- Svc Shrs
_______% Oppenheimer MidCap Fund/VA-Svc Shrs
_______% Rydex Variable Trust- OTC Fund**
_______% Van Kampen LIT Strategic Growth Portfolio- Class II Shrs
         5% TOTAL

                                  GROWTH
_______% AIM V.I. Capital Appreciation Fund- Svc I Shrs
_______% BlackRock Large Cap Growth V.I. Fund Class III Shrs
_______% Columbia Marsico Growth Fund, Variable Series
_______% Evergreen VA Omega Fund- Class 2
_______% Fidelity VIP Contrafund Portfolio- Svc Class 2
_______% Fidelity VIP Growth Portfolio- Svc Class 2
_______% Fidelity VIP Mid Cap Portfolio- Svc Class 2
_______% GE Investments Funds Inc.- Mid-Cap Equity Fund
_______% GE Investments Funds Inc.- Premier Growth Equity Fund
_______% Goldman Sachs Fund Capital Growth
_______% MFS(R) Invstrs Growth Stock Series - Svc Class Shrs
_______% Oppenheimer Capital Appreciation Fund/VA Svc Shrs
_______% Prudential Series Fund- Jennison Portfolio- Class II
         15% TOTAL

                                INTERNATIONAL
_______% AIM V.I. International Growth Fund- Ser II Shrs
_______% AllianceBern Stein VPS Intl Value Fund-Class B
_______% Columbia Marsico International Opportunities Fund, Variable
        Series
_______% Franklin Templeton VIP Mutual Discovery Securities Fund Cls 2
        Shrs
_______% Templeton Growth Securities Fund-Class 2 Shrs
_______% Lord Abbett Series- International Portfolio- VC Shares
_______% Oppenheimer Global Securities Fund/VA Svc Shrs
         10% TOTAL


                               GROWTH & INCOME
_______% AIM V.I. Basic Value Fund- Svc II Shrs
_______% AIM V.I. Core Equity Fund- Svc I Shrs
_______% AllianceBernstein Growth and Income Portfolio- Class B
_______% BlackRock Basic Value V.I.Fund- Class III Shrs
_______% Fidelity VIP Equity-Income Portfolio- Svc Class 2
_______% Fidelity VIP Growth & Income Portfolio-Svc Class 2
_______% FranklinTempleton VIP Mutual Shares Securities Fund- Class 2 Shrs
_______% GE Investments Funds Inc.- S&P 500(R) Index Fund
_______% GE Investments Funds Inc.- U.S. Equity Fund
_______% GE Investments Funds Inc.- Value Equity Fund
_______% Goldman Sachs Growth and Income Fund
_______% Legg Mason Partners Variable All Cap Portfolio- Class II
_______% Lord Abbett Series- Growth and Income Portfolio- VC Shares
_______% MFS(R) Investors Trust Series - Svc Class Shrs
_______% Oppenheimer Main Street Fund/VA- Svc Shrs
_______% Prudential Series Fund- Jennison 20/20 Focus Portfolio- Class II
_______% Van Kampen LIT Comstock Portfolio-Class II Shrs
_______% Van Kampen LIT Growth & Income Portfolio- Class 1 Shrs
         30% TOTAL

                                    INCOME
_______% American Century VP Inflation Protection Fund- Class II
_______% Eaton Vance VT Floating-Rate Income Fund
_______% Federated High Income Bond Fund II- Svc Shrs
_______% GE Investments Funds Inc.- Income Fund
_______% GE Investments Funds Inc.- Money Market Fund
_______% Lord Abbett Series Bond-Debenture Portfolio- VC Shares
_______% PIMCO VIT High Yield Portfolio- Admin Cls Shrs
_______% PIMCO VIT Long-Term US Govt Portfolio- Admin Cls Shrs
_______% PIMCO VIT Low Duration Portfolio-Admin Cls Shrs
_______% PIMCO VIT Total Return Portfolio-Admin Cls Shrs
         40% TOTAL

10. ELECTRONIC FUNDS TRANSFER (OPTIONAL)

I authorize Genworth Life & Annuity to automatically transfer my income payments into my checking or savings account. I further authorize Genworth Life & Annuity to make any necessary adjustments to my account with the understanding that I or my agent will be notified. I authorize the named institution to complete the transaction specified below. This authorization is to remain in effect until Genworth Life & Annuity receives written notification from me to do otherwise.

---------------------------------------------------------------------------------------
Institution Name for Deposit                     Branch/ABA Routing #

---------------------------------------------------------------------------------------
Account Number for Deposit                       Please Attach a Voided Check
                                                 / / Checking
                                                 / / Savings
                                                 / / Money Market (Complete Section 11)
---------------------------------------------------------------------------------------


11. PAYEE BROKERAGE INFORMATION - REQUIRED ONLY IF FUNDS ARE TRANSFERRED TO A BROKERAGE ACCOUNT

---------------------------------------------------------------------------------------
Brokerage Firm:                                  My Brokerage Account Number:

---------------------------------------------------------------------------------------
Broker Name:                                     Broker Phone Number:

---------------------------------------------------------------------------------------


12. ADDITIONAL INFORMATION/SPECIAL REQUESTS

13. FRAUD AND DISCLOSURE STATEMENTS

ARIZONA RESIDENTS, PLEASE NOTE: RIGHT TO EXAMINE On written request, the Company will provide to the Contract Owner within a reasonable time, reasonable factual information regarding the benefits and provisions of this Contract. If for any reason the Contract Owner is not satisfied, the Contract may be returned to the Company or producer within 10 days after delivery (or within 30 days after delivery if the Contract Owner is 65 years of age or older on the date the application was signed), and the Contract Value will be returned.

ARKANSAS, KENTUCKY, LOUISIANA, NEW MEXICO, OHIO, AND PENNSYLVANIA, PLEASE
NOTE: Any person who knowingly, and with intent to defraud any insurance company or other person, files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

COLORADO, PLEASE NOTE: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado division of insurance within the department of regulatory agencies.

DISTRICT OF COLUMBIA, WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

FLORIDA, PLEASE NOTE: Any person who knowingly, and with intent to injure, defraud, or deceive any insurer, files a statement of claim or an application containing any false, incomplete or misleading information is guilty of a felony of the third degree.

MAINE, TENNESSEE, VIRGINIA, WASHINGTON, PLEASE NOTE: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines and denial of insurance benefits.

NEW JERSEY, PLEASE NOTE: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

OKLAHOMA, WARNING: Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony.

ALL OTHER STATES, PLEASE NOTE: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance may be guilty of a crime and may be subject to fines and confinement in prison.

IMMEDIATE VARIABLE ANNUITY APPLICATION
GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

14. PURCHASE PAYMENT ALLOCATION

Do not complete this section if you have completed section 9. Enter whole percentage of each subaccount listed below. Percentages must total 100%. No more than 30 Subaccounts in addition to the General Account may be selected.

AIM VARIABLE INSURANCE FUNDS (A I M ADVISORS, INC.)
_____% AIM V.I. Basic Value Fund - Ser II Shrs
_____% AIM V.I. Capital Appreciation Fund - Ser I Shrs
_____% AIM V.I. Core Equity Fund - Ser I Shrs
_____% AIM V.I. International Growth Fund - Ser II Shrs
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
(ALLIANCE CAPITAL MANAGEMENT, L.P.)
_____% AllianceBernstein Global Technology Portfolio - Class B
_____% AllianceBernstein Growth and Income Portfolio - Class B
_____% AllianceBernstein International Value Portfolio - Class B
_____% AllianceBernstein Large Cap Growth Portfolio - Class B
_____% AllianceBernstein Small Cap Growth Portfolio - Class B
AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
(AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.)
_____% VP Inflation Protection Fund - Class II
BLACKROCK VARIABLE SERIES FUNDS, INC.
(BLACKROCK ADVISERS)
_____% BlackRock Basic Value V.I. Fund - Class III Shrs
_____% BlackRock Global Allocation V.I. Fund - Class III Shrs
_____% BlackRock Large Cap Growth V.I. Fund - Class III Shrs
_____% BlackRock Value Opportunities V.I. Fund - Class III Shrs
COLUMBIA FUNDS VARIABLE INSURANCE TRUST I
(COLUMBIA MANAGEMENT ADVISORS, (CMA), LLC)
_____% Columbia Marsico Growth Fund, Variable Series - Class A
_____% Columbia Marsico International Opportunities Fund, Variable Series -
       Class B
EATON VANCE VARIABLE TRUST
(EATON VANCE MANAGEMENT)
_____% VT Floating-Rate Income Fund (OrbiMed Advisors, LLC)
_____% VT Worldwide Health Sciences Fund
EVERGREEN VARIABLE ANNUITY TRUST
(EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC)
_____% Evergreen VA Omega Fund - CIass 2
FEDERATED INSURANCE SERIES
(FEDERATED INVESTMENT MANAGEMENT CO.)
_____% Capital Income Fund II - SVC Shrs
_____% Federated High Income Bond Fnd II - Svc Shrs
(FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA)
_____% Federated Kaufmann Fund II - Svc Shrs

FIDELITY VARIABLE INSURANCE PRODUCTS FUND (VIP)
(FIDELITY MANAGEMENT & RESEARCH COMPANY)
_____% VIP Balanced Portfolio - Svc Class 2
_____% VIP Contrafund(R) Portfolio - Svc Class 2
_____% VIP Dynamic Capital Appreciation Portfolio - Svc Class 2
_____% VIP Equity-Income Portfolio - Svc Class 2
_____% VIP Growth Portfolio - Svc Class 2
_____% VIP Growth & Income Portfolio - Svc Class 2
_____% VIP Mid Cap Portfolio - Svc Class 2
_____% VIP Value Strategies Portfolio - Svc Class 2
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
(FRANKLIN ADVISERS, INC.)
_____% Franklin Income Securities Fund - Class 2 Shrs
(FRANKLIN MUTUAL ADVISERS, LLC)
_____% Mutual Shares Securities Fund - Class 2 Shrs
_____% Mutual Discovery Securities Fund - Class 2 Shrs
(TEMPLETON GLOBAL ADVISORS LIMITED)
_____% Templeton Growth Securities Fund - Class 2 Shrs
GE INVESTMENTS FUNDS, INC.
(GE ASSET MANAGEMENT INCORPORATED)
_____% Income Fund
_____% Mid-Cap Equity Fund
_____% Money Market Fund
_____% Premier Growth Equity Fund
_____% Real Estate Securities Fund
_____% S&P 500(R) Index Fund*
_____% Small-Cap Equity Fund
_____% Total Return Fund - Class 3
_____% U.S. Equity Fund
_____% Value Equity Fund
GOLDMAN SACHS VARIABLE INSURANCE TRUST
(GOLDMAN SACHS ASSET MANAGEMENT, L.P.)
_____% Goldman Sachs Capital Growth Fund
_____% Goldman Sachs Growth and Income Fund
JANUS ASPEN SERIES
(JANUS CAPITAL MANAGEMENT LLC)
_____% Balanced Portfolio - Svc Shrs
_____% Forty Portfolio - Svc Shrs
LEGG MASON PARTNERS VARIABLE PORTFOLIOS I, INC.
(LEGG MASON PARTNERS FUND ADVISERS, LLC)
_____% Legg Mason Partners Variable All Cap Portfolio - Class II
_____% Legg Mason Partners Variable Total Return Portfolio - Class II LEGG MASON PARTNERS VARIABLE PORTFOLIOS II
(LEGG MASON PARTNERS FUND ADVISERS, LLC)
_____% Legg Mason Partners Variable Aggressive Growth Fund - Class II

LORD ABBETT SERIES FUND
(LORD ABBETT & CO. LLC)
_____% America's Value Portfolio - VC Shares
_____% Bond - Debenture Portfolio - VC Shares
_____% Growth and Income Portfolio - VC Shares
_____% Growth Opportunities Portfolio - VC Shares
_____% International Portfolio - VC Shares
MFS(R) VARIABLE INSURANCE TRUST
(MASSACHUSETTS FINANCIAL SERVICES COMPANY)
_____% MFS(R) Investors Growth Stock Series - Svc Class Shrs
_____% MFS(R) Investors Trust Series - Svc Class Shrs
_____% MFS(R) Total Return Series - Svc Class Shrs
_____% MFS(R) Utilities Series - Svc Class Shrs
OPPENHEIMER VARIABLE ACCOUNT FUNDS
(OPPENHEIMERFUNDS, INC.)
_____% Oppenheimer Balanced Fund/VA - Svc Shrs
_____% Oppenheimer Capital Appreciation Fund/VA - Svc Shrs
_____% Oppenheimer Global Securities Fund/VA - Svc Shrs
_____% Oppenheimer Main Street Fund/VA - Svc Shrs
_____% Oppenheimer Main Street Small Cap Fund/VA - Svc Shrs
_____% Oppenheimer MidCap Fund/VA - Svc Shrs
PIMCO VARIABLE INSURANCE TRUST
(PACIFIC INVESTMENT MANAGEMENT COMPANY LLC)
_____% All Asset Portfolio - Adv Class Shrs
_____% High Yield Portfolio - Adm Class Shrs
_____% Long-Term U.S. Government Portfolio - Adm Class Shrs
_____% Low Duration Portfolio - Adm Class Shrs
_____% Total Return Portfolio - Adm Class Shrs
THE PRUDENTIAL SERIES FUND
(PRUDENTIAL INVESTMENTS LLC)
_____% Jennison 20/20 Focus Portfolio - Class II
_____% Jennison Portfolio - Class II
_____% Natural Resources Portfolio - Class II
RYDEX VARIABLE TRUST (RYDEX INVESTMENTS)
_____% OTC Fund**
VAN KAMPEN LIFE INVESTMENT TRUST
(VAN KAMPEN ASSET MANAGEMENT)
_____% Comstock Portfolio - Class II Shrs
_____% Strategic Growth Portfolio - Class II Shrs
VAN KAMPEN UNIVERSAL INSTITUTIONAL FUND, INC.
(MORGAN STANLEY INVESTMENT MANAGEMENT INC.)
_____% Equity and Income Portfolio- Class II Shrs

REBALANCING:

Once you have allocated your money among the Subaccounts, the performance of each Subaccount may cause your allocation to shift. You may instruct us to automatically rebalance (check the desired frequency below) your Contract Value among the Subaccounts to return to the percentages specified in your allocation instructions on the application. The program does not include funds in the General Account.

/ / QUARTERLY / / SEMI-ANNUALLY / / ANNUALLY

 *"S&P 500" is a trademark of the McGraw-Hill Companies, Inc. and has been licensed for use by GE Asset Management Incorporated. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the portfolio.
 ** The NASDAQ 100 index is an unmanaged index that is used as an indicator of the OTC market performance.

15. ALLOCATION TRANSFER AUTHORIZATION

I authorize Genworth Life and Annuity Insurance Company to accept requests to make allocations of purchase payments and transfers among investment options from the representative listed on the application. I understand that I must specifically authorize my representative to make each transaction, unless I have granted my representative discretionary authority in writing. Transactions are authorized to be made by telephone or any other means permitted by the Company. The Company has no duty to verify whether discretionary authority has been given and will not be liable for losses from unauthorized or fraudulent transactions if it follows reasonable procedures described in the prospectus.


Owner's                                      Owner's name (First M.I. Last)
Signature

------------------------------------------------------------------------------

16. OWNER SIGNATURE(S) QUESTIONS IN BOLD MUST BE ANSWERED.

The undersigned hereby apply to Genworth Life & Annuity for an annuity contract in accordance with the information contained in this application. The undersigned understand that upon acceptance of this application by Genworth Life & Annuity, they will be bound by the provisions and entitled to the benefits of the annuity. The undersigned represent to the best of their knowledge that all statements set forth in this application are full, complete, and true as written and are correctly recorded. THE UNDERSIGNED HAVE READ AND UNDERSTAND THE APPROPRIATE FRAUD AND DISCLOSURE STATEMENTS IN
SECTION 13-FRAUD AND DISCLOSURE STATEMENTS. THE UNDERSIGNED ALSO ACKNOWLEDGE THAT THEY HAVE BEEN STRONGLY ADVISED TO CONSULT WITH A TAX PROFESSIONAL CONCERNING THE TAXATION OF THEIR INCOME PAYMENTS.

DO YOU HAVE ANY EXISTING LIFE INSURANCE POLICY(IES) OR ANNUITY CONTRACT(S)?

/ / YES  / / No

WILL THE PROPOSED ANNUITY REPLACE AND/OR CHANGE ANY EXISTING ANNUITY OR INSURANCE CONTRACT(S)?

/ / YES  / / No

I/WE VERIFY OUR UNDERSTANDING THAT ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS ARE VARIABLE AND NOT GUARANTEED AS TO THE DOLLAR AMOUNT. I/WE HAVE RECEIVED AND UNDERSTAND THE PROSPECTUS FOR THIS ANNUITY. I/WE BELIEVE THIS CONTRACT WILL MEET MY/OUR INSURANCE NEEDS AND FINANCIAL OBJECTIVES.

I UNDERSTAND THAT IF PREMIUM RECEIVED IS LESS THAN $25,000, THOSE FUNDS ALLOCATED TO THE SUBACCOUNTS WILL BE PLACED IN A NON-INTEREST BEARING ACCOUNT UNTIL THE MINIMUM PREMIUM IS RECEIVED.

THE UNDERSIGNED HEREBY ACKNOWLEDGE IF LIFETIME ONLY PAYOUT IS SELECTED, PAYMENTS WILL CONTINUE FOR LIFE OF THE ANNUITANT(S) AND WILL END UPON THE DEATH OF THE ANNUITANT(S). YOUR SIGNATURE(S) INDICATE(S) YOU HAVE READ AND UNDERSTAND PAGES 1, 2, 3 AND 4 OF THIS FORM. IF YOU ARE A TRUSTEE, ATTORNEY-IN-FACT, GUARDIAN, CONSERVATOR OR OTHER FIDUCIARY, YOU MUST SIGN IN YOUR CAPACITY; (E.G. JANE SMITH, TRUSTEE) AND ATTACH RELEVANT LEGAL DOCUMENTATION.

--------------------------------------------------------------------------
Owner Signature    State Where Signed   Capacity (if applicable)      Date

--------------------------------------------------------------------------
Joint Owner Signature                   Capacity (if applicable)      Date

--------------------------------------------------------------------------

17. AGENT SIGNATURE QUESTIONS IN BOLD MUST BE ANSWERED.

By signing, you certify that the above signature(s) are genuine and that all information contained in this application is true to the best of your knowledge and belief.

DOES THE APPLICANT HAVE ANY EXISTING LIFE INSURANCE POLICY(IES) OR ANNUITY CONTRACT(S)?

/ / YES / / No

DO YOU HAVE REASON TO BELIEVE THAT THE PROPOSED ANNUITY WILL REPLACE ANY EXISTING ANNUITY OR INSURANCE CONTRACT(S)?

/ / YES  / / No

(If the answer to either of the questions above is yes, replacement forms and/or additional forms may be required. Check for state specific requirements.)

-------------------------------------------------------------------------------------------
Representative Name                  Social Security No.      Agent No.       Licensing No.

-------------------------------------------------------------------------------------------
Broker/Dealer Name                                    Agency Code
Branch #

-------------------------------------------------------------------------------------------
Address                            City                     State        Zip Code

-------------------------------------------------------------------------------------------
Telephone No.              Fax No.            Email Address

-------------------------------------------------------------------------------------------
REPRESENTATIVE SIGNATURE                                     DATE

-------------------------------------------------------------------------------------------


* Use a separate sheet for split commissions. Please provide all agent information listed above including commission split percentages.

18. MAILING INSTRUCTIONS

REGULAR MAIL - Genworth Life and Annuity Insurance Company - P.O. Box 85093 - Richmond, VA 23285
FOR INQUIRIES AND/OR QUESTIONS - Internet: [www.genworth.com - Toll free: 800 352.9910]
OVERNIGHT DELIVERY - Genworth Life and Annuity Insurance Company - 6610 West Broad St. - Richmond, VA 23230


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